EXHIBIT 99.1

          EBITDA represents net income (loss) before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
EBITDA
	Three Months ended March 31,				Year Ended December 31,						LTM March 31,
	2010		2009		2009		2008		2007		2010
Net Income (Loss)	$(1,721)		$(22,244)		$182,936		$208,887		$197,295		$203,459

Interest expense (net of AFUDC (1) - debt)	80,064		82,633		334,314		300,857		279,788		331,745
Income tax expense (benefit)	1,256		(11,414)		75,451		95,354		87,555		88,121
Depreciation and amortization	80,948		78,048		321,921		260,608		235,532		324,821

EBITDA	$160,547		$127,023		$914,622		$865,706		$800,170		$948,146

EBITDA/Interest expense	2.01	x	1.54	x	2.74	x	2.88	x	2.86	x	2.86	x
Total Debt/EBITDA	34.60	x	43.26	x	5.95	x	6.09	x	5.31	x	5.86	x

NV Energy, Inc.

Interest expense (net of AFUDC (1) - debt)	$80,064		$82,633		$334,314		$300,857		$279,788		$331,745

Long-term debt	$5,546,626		$5,485,643		$5,303,357		$5,266,982		$4,137,864		$5,546,626
Current maturities of long-term debt	7,785		8,885		134,474		9,291		110,285		7,785
Total Debt	$5,554,411		$5,494,528		$5,437,831		$5,276,273		$4,248,149		$5,554,411

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
EBITDA
	Three Months ended March 31,				Year Ended December 31,						LTM March 31,
	2010		2009		2009		2008		2007		2010
Net Income (Loss)	$(12,326)		$(35,151)		$134,284		$151,431		$165,694		$157,109

Interest expense (net of AFUDC (1) - debt)	53,356		55,043		226,252		186,822		174,667		224,565
Income tax expense (benefit)	(4,119)		(16,365)		61,652		71,382		78,352		73,898
Depreciation and amortization	55,101		52,363		215,873		171,080		152,139		218,611

EBITDA	$92,012		$55,890		$638,061		$580,715		$570,852		$674,183

EBITDA/Interest expense	1.72	x	1.02	x	2.82	x	3.11	x	3.27	x	3.00	x
Total Debt/EBITDA	41.16	x	64.51	x	5.73	x	5.84	x	4.44	x	5.62	x

Nevada Power Company

Interest expense (net of AFUDC (1) - debt)	$53,356		$55,043		$226,252		$186,822		$174,667		$224,565

Long-term debt	$3,779,120		$3,596,840		$3,535,440		$3,385,106		$2,528,141		$3,779,120
Current maturities of long-term debt	7,785		8,885		119,474		8,691		8,642		7,785
Total Debt	$3,786,905		$3,605,725		$3,654,914		$3,393,797		$2,536,783		$3,786,905

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
EBITDA
	Three Months ended March 31,				Year Ended December 31,						LTM March 31,
	2010		2009		2009		2008		2007		2010
Net Income	$17,120		$19,136		$73,085		$90,582		$65,667		$71,069

Interest expense (net of AFUDC (1) - debt)	17,045		17,927		69,413		72,712		60,735		68,531
Income tax expense	7,676		9,286		31,225		37,603		26,009		29,615
Depreciation and amortization	25,847		25,685		106,048		89,528		83,393		106,210

EBITDA	$67,688		$72,034		$279,771		$290,425		$235,804		$275,425

EBITDA/Interest expense	3.97	x	4.02	x	4.03	x	3.99	x	3.88	x	4.02	x
Total Debt/EBITDA	18.94	x	19.48	x	4.64	x	4.81	x	5.03	x	4.65	x

Sierra Pacific Power Company

Interest expense (net of AFUDC (1) - debt)	$17,045		$17,927		$69,413		$72,712		$60,735		$68,531

Long-term debt	$1,281,863		$1,402,964		$1,282,225		$1,395,987		$1,084,550		$1,281,863
Current maturities of long-term debt	-		-		15,000		600		101,643		-
Total Debt	$1,281,863		$1,402,964		$1,297,225		$1,396,587		$1,186,193		$1,281,863

    (1) Allowance for borrowed funds used during construction.